                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):      June 25, 1999


            COPLEY REALTY INCOME PARTNERS 3; A LIMITED PARTNERSHIP (Exact Name of Registrant as Specified in its Charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


                   0-17809                        04-3005973
         (Commission File Number)    (IRS Employer Identification No.)


       225 Franklin Street, 25th Floor
                 Boston, MA                               02110
  (Address of principal executive offices)             (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On June 25, 1999, Copley Realty Income Partners 3; A Limited Partnership (the "Partnership") sold its property located at 105 South Puente Street, Brea, California. The property was sold to The Brookhollow Group, which had been employed by the Partnership as the property manager for the property, (the "Buyer") for gross proceeds of $8,530,000. The selling price was determined by arm's length negotiations between the Partnership and the Buyer. The Partnership received net proceeds of approximately $8,380,000 and recognized a gain of approximately $1,360,000 on the sale.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented for the period ended March 31, 1999 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1998 (Exhibit B) and the period ended March 31, 1999 (Exhibit C).



                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 9, 1999           COPLEY REALTY INCOME PARTNERS 3;
                                    A LIMITED PARTNERSHIP
                                     (Registrant)



                              By:  Third Income Corp.,
                                   Managing General Partner



                              Alison Husid Cutler
                              -----------------------------------------
                              Name:  Alison Husid Cutler
                              Title: President, Chief Executive Officer
                                     and Director

                                                                       EXHIBIT A
Copley Realty Income Partners 3;
A Limited Partnership
Pro Forma Balance Sheet
March 31, 1999
Unaudited

                                                                          Pro Forma         March 31, 1999
                                                     March 31, 1999       Adjustment          Pro Forma
                                                     --------------       ----------          ---------
ASSETS

Property, Net                                         $ 7,020,623        $(7,020,623)(a)     $         0
Joint Venture                                           4,887,063                  0           4,887,063

Cash and cash equivalents                               1,963,599          8,381,091 (a)      10,344,690
                                                      -----------        -----------         -----------
                                                      $13,871,285        $ 1,360,468         $15,231,753
                                                      ===========        ===========         ===========
LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                      $    36,015                  0         $    36,015
Accrued management fee                                     27,613                  0              27,613
Deferred disposition fee                                   29,250                  0              29,250
                                                      -----------        -----------         -----------
Total liabilities                                          92,878                  0              92,878
                                                      -----------        -----------         -----------
Partners' capital (deficit):
      Limited partners ($800 per unit;
        100,000 units authorized, 27,641
        units issued and outstanding)                  13,827,675          1,346,863 (a)      15,174,538
      General partners                                    (49,268)            13,605 (a)         (35,663)
                                                      -----------        -----------         -----------

Total partners' capital                                13,778,407          1,360,468          15,138,875
                                                      -----------        -----------         -----------
                                                      $13,871,285        $ 1,360,468         $15,231,753
                                                      ===========        ===========         ===========

                                                                       EXHIBIT B
Copley Realty Income Partners 3;
A Limited Partnership
Pro Forma Income Statement
December 31, 1998
Unaudited

                                                                            Pro Forma       December 31, 1998
                                                   December 31, 1998        Adjustment          Pro Forma
                                                   -----------------        ----------          ---------
Investment Activity

Property rentals                                      $   988,047          $ (988,047)(b)     $         0
Property operating expenses                              (105,723)            105,723 (b)               0
Depreciation and amortization                            (315,530)            315,530 (b)               0
                                                      -----------          ----------         -----------
                                                          566,794            (566,794)                  0

Joint venture earnings                                    356,404                   0             356,404
                                                      -----------          ----------         -----------
     Total real estate operations                         923,198            (566,794)            356,404

Gain on sale of property                                        0           1,360,468 (a)       1,360,468
                                                      -----------          ----------         -----------
     Total real estate activity                           923,198             793,674           1,716,872

Interest on cash equivalents and short
  term investments                                        109,707                   0             109,707
                                                      -----------          ----------         -----------
     Total investment activity                          1,032,905             793,674           1,826,579

Portfolio Expenses

Management fee                                            143,590             (78,893)(e)          64,697
General and administrative                                 89,903              (4,000)(f)          85,903
                                                      -----------          ----------         -----------
                                                          233,493             (82,893)            150,600
                                                      -----------          ----------         -----------

Net income                                            $   799,412          $  876,567         $ 1,675,979
                                                      ===========          ==========         ===========

Net income per limited partnership unit               $     28.63          $    31.40 (c)     $     60.03
                                                      ===========          ==========         ===========
Number of limited partnership units
  outstanding during the year                              27,641              27,641              27,641
                                                      ===========          ==========         ===========

                                                                       EXHIBIT C
Copley Realty Income Partners 3;
A Limited Partnership
Pro Forma Income Statement
March 31, 1999
Unaudited

                                                                         Pro Forma       March 31, 1999
                                                     March 31, 1999      Adjustment         Pro Forma
                                                     --------------      ----------         ---------
Investment Activity

Property rentals                                         $265,674       $ (265,674)(d)   $         0
Property operating expenses                                (7,035)           7,035 (d)             0
Depreciation and amortization                             (78,492)          78,492 (d)             0
                                                      -----------       ----------       -----------
                                                          180,147         (180,147)                0

Joint venture earnings                                     96,921                0            96,921

Gain on sale of property                                        0        1,360,468 (a)     1,360,468
                                                      -----------       ----------       -----------
     Total real estate operations                         277,068        1,180,321         1,457,389

Interest on cash equivalents and short
  term investments                                         22,154                0            22,154
                                                      -----------       ----------       -----------
     Total investment activity                            299,222        1,180,321         1,479,543

Portfolio Expenses

Management fee                                             27,614          (16,650)(e)        10,964
General and administrative                                 18,894                0            18,894
                                                      -----------       ----------       -----------
                                                           46,508          (16,650)           29,858
                                                      -----------       ----------       -----------
Net income                                               $252,714       $1,196,971       $ 1,449,685
                                                      ===========       ==========       ===========
Net income per limited partnership unit                  $   9.05       $    42.87 (c)   $     51.92
                                                      ===========       ==========       ===========
Number of limited partnership units
  outstanding during the period                            27,641           27,641            27,641
                                                      ===========       ==========       ===========

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain to the Partners on such disposition.

(b) Removal of 1998 operating activity related to the disposed asset discussed in Item 2 herein.

(c) Calculation of net income per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(d) Removal of 1999 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(e) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(f) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.